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                                                                     EXHIBIT 1.1

                         ASHFORD HOSPITALITY TRUST, INC.
                             SHARES OF COMMON STOCK

                             UNDERWRITING AGREEMENT

                                                                 August __, 2003

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
LEGG MASON WOOD WALKER, INCORPORATED
CREDIT LYONNAIS SECURITIES (USA) INC.
as Representatives of the several Underwriters
c/o Friedman, Billings, Ramsey & Co., Inc.
1001 19th Street North
Arlington, Virginia  22209

Dear Sirs:

         Ashford Hospitality Trust, Inc., a Maryland corporation (the "Company") and Ashford Hospitality Limited Partnership, a Delaware limited partnership (the "Operating Partnership"), each confirms its agreement with each of the Underwriters listed on Schedule II hereto (collectively, the "Underwriters"), for whom Friedman, Billings, Ramsey & Co., Inc., Legg Mason Wood Walker, Incorporated and Credit Lyonnais Securities (USA) Inc. are acting as Representatives (in such capacity, the "Representatives"), with respect to (i) the sale by the Company of [35,000,000] shares (the "Initial Shares") of common stock, par value $.01 per share, of the Company ("Common Stock"), and the purchase by the Underwriters, acting severally and not jointly, of the respective number of shares of Common Stock set forth opposite the names of the Underwriters in Schedule I hereto, and (ii) the grant of the option described in
Section 1(b) hereof to purchase all or any part of [5,250,000] additional shares of Common Stock to cover over-allotments (the "Option Shares"), if any, from the Company to the Underwriters, acting severally and not jointly, in the respective numbers of shares of Common Stock set forth opposite the names of the Underwriters in Schedule I hereto. The [35,000,000] Initial Shares and all or any part of the [5,250,000] Option Shares are hereinafter called, collectively, the "Shares."

         At or before the Closing Time (as defined herein) for the purchase and sale of the Initial Shares, the Company and the Operating Partnership will complete a series of transactions described in the Preliminary Prospectus (as defined herein) and the Prospectus (as defined herein) under the captions "Summary - Formation Transactions" and "Certain Relationships and Transactions - Contribution of Initial Properties" (such transactions, the "Formation Transactions"). As part of the Formation Transactions, (i) six partnerships (the "Contributing Partnerships") will each contribute or sell one property and related assets to the Operating Partnership in exchange for units of limited partnership interest in the Operating Partnership ("Units"), shares of Common Stock or cash or a combination of the foregoing, (ii) Ashford Financial Corporation ("AFC") will contribute eight asset management and consulting agreements (the "Asset Management Agreements") to the Operating Partnership in exchange for Units, (iii) the Company, in

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exchange for Units, will contribute to the Operating Partnership the net proceeds from the sale of the Initial Shares to the several Underwriters, (iv) the Operating Partnership will assume certain liabilities relating to the six properties and obligations arising after such Closing Time under the eight asset management and consulting agreements and satisfy certain assumed obligations for borrowed money, and (v) Archie Bennett, Jr. ("A. Bennett") and Montgomery J. Bennett ("M. Bennett") will each acquire 250,000 shares of Common Stock from the Company. In addition, to the extent any or all of the Option Shares are purchased by the several Underwriters, the Company, at the Closing Time for such purchase will contribute to the Operating Partnership the net proceeds from the sale of such Option Shares. As used in this Agreement, the term "Formation Agreements" means (i) the omnibus option agreement, described in the Prospectus, among the Operating Partnership and the Contributing Partnerships dated May 15, 2003 (the "Omnibus Option Agreement"); (ii) the option agreement, described in the Prospectus, dated May 15, 2003, between the Operating Partnership and AFC (the "AFC Option Agreement"); (iii) each of the Asset Management Agreements,
(iv) the mutual exclusivity agreement, described in the Prospectus, among the Company, the Operating Partnership, Remington Hotel Corporation and Remington Lodging and Hospitality, L.P. ("Remington Lodging"), which is consented and agreed to by A. Bennett and M. Bennett, as affiliates, (v) the lease agreements, described in the Prospectus, between the Operating Partnership and Ashford TRS Corporation ("Ashford TRS") with respect to the properties to be contributed pursuant to the Formation Transactions, (vi) the subscription agreement dated May 15, 2003, between the Company and A. Bennett, (vii) the subscription agreement dated May 15, 2003, between M. Bennett and the Company, (viii) the guaranty, described in the Prospectus, by AFC in favor of the Company with respect to the Asset Management Agreements, and (ix) registration rights agreement, described in the Prospectus, among the Company, the Operating Partnership, the Contributing Partnerships, Friedman, Billings, Ramsey & Co., Inc., A. Bennett and M. Bennett (the "Registration Rights Agreement").

         The Company understands that the Underwriters propose to make a public offering of the Shares as soon as the Underwriters deem advisable after this Agreement has been executed and delivered.

         The Company has filed with the Securities and Exchange Commission (the Commission"), a registration statement on Form S-11 (No. 333-105277) and a related preliminary prospectus for the registration of the Shares under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations thereunder (the "Securities Act Regulations"). The Company has prepared and filed such amendments thereto, if any, and such amended preliminary prospectuses, if any, as may have been required to the date hereof, and agrees to file such additional amendments thereto and such amended prospectuses as may hereafter be required. The registration statement, as amended at the time it became effective (including all information deemed to be a part of the registration statement at the time it becomes effective pursuant to Rule 430A of the Securities Act Regulations), is hereinafter called the "Registration Statement," except that, if the Company files a post-effective amendment to such registration statement that becomes effective prior to the Closing Time, "Registration Statement" shall refer to such registration statement as so amended. Any registration statement filed pursuant to Rule 462(b) of the Securities Act Regulations is hereinafter called the "Rule 462(b)

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Registration Statement," and after such filing the term "Registration Statement"
shall include the 462(b) Registration Statement. The term "Preliminary Prospectus" means the preliminary prospectus, dated July 31, 2003, relating to the Shares, as such prospectus shall have been amended or supplemented from time to time prior to the date of the Prospectus. The term "'Prospectus" means the final prospectus, as first filed with the Commission pursuant to Rule 424(b) of the Securities Act Regulations, and any amendments thereof or supplements thereto.

         The Company, the Operating Partnership and the Underwriters agree as follows:

         1. Sale and Purchase:

         (a) Initial Shares. Upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share of [$________], the Company agrees to sell to the Underwriters the Initial Shares, and each Underwriter agrees, severally and not jointly, to purchase from the Company the number of Initial Shares set forth in Schedule I opposite such Underwriter's name, plus any additional number of Initial Shares that such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof, subject in each case, to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares.

         (b) Option Shares. In addition, upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share set forth in paragraph (a), the Company hereby grants an option to the Underwriters, acting severally and not jointly, to purchase from the Company, all or any part of the Option Shares, plus any additional number of Option Shares that such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Shares upon notice by the Representatives to the Company setting forth the number of Option Shares as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Shares. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Representatives, but shall not be later than five full business days after the exercise of such option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Shares, the Company will sell that number of Option Shares then being purchased, and each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Shares then being purchased which the number of Initial Shares set forth in Schedule I opposite the name of such Underwriter bears to the total number of Initial Shares, subject in each case to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares.

         2. Payment and Delivery

         (a) Initial Shares. The Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as

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the Representatives may request upon at least 48 hours' prior notice to the
Company shall be delivered by or on behalf of the Company to the Representatives, including, at the option of the Representatives, through the facilities of The Depository Trust Company ("DTC") for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified in writing to the Representatives by the Company upon at least 48 hours' prior notice. The Company will cause the certificates representing the Initial Shares to be made available for checking and packaging at least 24 hours prior to the Closing Time (as defined below) with respect thereto at the office of Friedman, Billings, Ramsey & Co., 1001 19th Street North, Arlington, Virginia 22209, or at the office of DTC or its designated custodian, as the case may be (the "Designated Office"). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on the third (fourth, if pricing occurs after 4:30 p.m., New York City time) business day after the date hereof (unless another time and date shall be agreed to by the Representatives and the Company). The time at which such payment and delivery are actually made is hereinafter sometimes called the "Closing Time" and the date of delivery of both Initial Shares and Option Shares is hereinafter sometimes called the "Date of Delivery."

         (b) Option Shares. Any Option Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representatives may request upon at least 48 hours' prior notice to the Company shall be delivered by or on behalf of the Company to the Representatives, including, at the option of the Representatives, through the facilities of DTC for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified in writing to the Representatives by the Company upon at least 48 hours' prior notice. The Company will cause the certificates representing the Option Shares to be made available for checking and packaging at least 24 hours prior to the Date of Delivery with respect thereto at the Designated Office. The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on the date specified by the Representatives in the notice given by the Representatives to the Company of the Underwriters' election to purchase such Option Shares or on such other time and date as the Company and the Representatives may agree upon in writing.

         (c) Directed Shares. It is understood that approximately [__________] shares of the Initial Shares ("Directed Shares") initially will be reserved by the Underwriters for offer and sale to employees and persons having business relationships with the Company ("Directed Share Participants") upon the terms and conditions set forth in the Prospectus and in accordance with the rules and regulations of the National Association of Securities Dealers, Inc. (the "Directed Share Program"). Under no circumstances will the Representatives or any Underwriter be liable to the Company or to any Directed Share Participant for any action taken or omitted to be taken in good faith in connection with such Directed Share Program. To the extent that any Directed Shares are not affirmatively reconfirmed for purchase by any Directed Share Participant on or immediately after the date of this Agreement, such Directed Shares may be offered to the public as part of the public offering contemplated herein.

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         3. Representations and Warranties of the Company and the Operating
Partnership: The Company and the Operating Partnership, jointly and severally, represent and warrant to the Underwriters that:

         (a) the Company has an authorized capitalization, and will have immediately after the Closing Time for the purchase and sale of the Initial Shares, an actual capitalization, as set forth in the Prospectus; the outstanding shares of capital stock or, as applicable partnership or membership interests, of the Company and each subsidiary of the Company, including the Operating Partnership and its subsidiaries (each, a "Subsidiary"), have been duly and validly authorized and issued and are fully paid and, with respect to shares of capital stock, membership interests and limited partnership interests, non-assessable (except to the to the extent such non-assessability may be affected by Section 17-607 of the Delaware Revised Uniform Limited Partnership Act or Section 18-607 of the Delaware Limited Liability Company Act), and all of the outstanding shares of capital stock or partnership or membership interests of the Subsidiaries are directly or indirectly owned of record and beneficially by the Company, free and clear of any pledge, lien, encumbrance, security interest or other claim, and, except as disclosed in the Prospectus, there are no outstanding (i) securities or obligations of the Company or any of the Subsidiaries convertible into or exchangeable or redeemable for any capital stock or other equity interests of the Company or any such Subsidiary, (ii) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such capital stock or other equity interests or any such convertible or exchangeable securities or obligations, or (iii) obligations of the Company or any such Subsidiary to issue any shares of capital stock or other equity interests, any such convertible or exchangeable or redeemable securities or obligation, or any such warrants, rights or options;

         (b) each of the Company and the Subsidiaries (all of which Subsidiaries are named in Exhibit 21 to the Registration Statement) has been duly incorporated or organized and is validly existing as a corporation, limited partnership or limited liability company, as applicable, in good standing under the laws of its respective jurisdiction of incorporation or organization with full corporate or other power and authority to own its respective properties and to conduct its respective businesses as described in the Registration Statement and Prospectus and, in the case of each of the Company, the Operating Partnership and Ashford TRS, to execute and deliver this Agreement and the Formation Agreements to which it is a party and to consummate the transactions contemplated herein and therein;

         (c) each of the Company and the Subsidiaries is duly qualified or licensed and is in good standing in each jurisdiction in which the nature or conduct of its business requires such qualification or license and in which the failure, individually or in the aggregate, to be so qualified or licensed could reasonably be expected have a material adverse effect on the assets, business, operations, earnings, properties or condition (financial or otherwise) of the Company and the Subsidiaries taken as a whole (a "Material Adverse Effect"); except as disclosed in the Prospectus, no Subsidiary is prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such Subsidiary's capital stock or other equity interests or from repaying to the Company or any other Subsidiary any

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amounts that may from time to time become due under any loans or advances to such Subsidiary from the Company or such other Subsidiary, or from transferring any such Subsidiary's property or assets to the Company or to any other Subsidiary; other than as disclosed in the Prospectus, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association;

         (d) the Agreement of Limited Partnership of the Operating Partnership (the "Partnership Agreement") has been duly and validly authorized, executed and delivered by or on behalf of the partners of the Operating Partnership and constitutes a valid and binding agreement of the parties thereto, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general principles of equity;

         (e) upon completion of the offering of the Shares (i) Ashford OP Limited Partner, LLC (the "Limited Partner") will be a holder of Units representing an ownership interest in the Operating Partnership in the amount described in the Prospectus, (ii) Ashford OP General Partner, LLC (the "General Partner") will be the holder of the sole general partner interest in the Operating Partnership, and (iii) the Company will own a 100% membership interest in the General Partner and in the Limited Partner, in case free and clear of any pledge, lien, encumbrance, security interest or other claim;

         (f) the Company and the Subsidiaries are, and will be upon consummation of the Formation Transactions, in compliance with all applicable federal, state, local or foreign laws, regulations, rules, decrees, judgments and orders, including those relating to transactions with affiliates, except where any failures to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

         (g) neither the Company nor any Subsidiary is in breach of or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under) its respective organizational documents, or in the performance or observance of any obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective properties is bound, except for such breaches or defaults that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect;

         (h) the execution, delivery and performance of this Agreement and the Formation Agreements, and consummation of the transactions contemplated herein or therein will not (A) conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), (i) any provision of the organizational documents of the Company or any Subsidiary, or (ii) any provision of any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective assets or properties (including those to be acquired upon consummation of the Formation Transactions) may be bound or affected, or under any federal, state, local or foreign law,

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regulation or rule or any decree, judgment or order applicable to the Company or any Subsidiary, except in the case of this clause (ii) for such breaches or defaults that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect; or (B) result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or any Subsidiary or any of the properties or assets to be acquired pursuant to the Formation Transactions;

         (i) this Agreement has been duly authorized, executed and delivered by the Company and the Operating Partnership and is a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general equitable principles, and except to the extent that the indemnification and contribution provisions of
Section 9 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof;

         (j) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency or any other third party is required in connection with the Company's or the Operating Partnership's execution, delivery and performance of this Agreement, their consummation of the transactions contemplated herein or the Company's sale and delivery of the Shares or in connection with the execution, delivery and performance of the Formation Agreements or the consummation of the transactions contemplated therein by any party thereto, other than (i) such as have been obtained, or will have been obtained at the Closing Time or the relevant Date of Delivery, as the case may be, under the Securities Act and the Securities Exchange Act of 1934 (the "Exchange Act"), (ii) such approvals as have been obtained in connection with the approval of the listing of the Shares on the New York Stock Exchange, (iii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters, and
(iv) such approvals, authorizations, consents or orders or filings, the absence of which could not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate;

         (k) each of the Company and the Subsidiaries has, and will have upon consummation of the Formation Transactions, all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, required in order to conduct their respective businesses as described in the Prospectus, except to the extent that any failure to have any such licenses, authorizations, consents or approvals, to make any such filings or to obtain any such authorizations, consents or approvals could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; neither the Company nor any of the Subsidiaries is in violation of, in default under, or has received any notice regarding a possible violation, default or revocation of any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of the Subsidiaries, the effect of which could reasonably be expected to result in a Material Adverse Effect; and no such license, authorization, consent or approval contains a materially burdensome restriction that is not adequately disclosed in the Registration

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Statement and the Prospectus; neither the Company nor any of the Subsidiaries is required by any applicable law to obtain accreditation or certification from any governmental agency or authority in order to provide the products and services that it currently provides or that it proposes to provide as set forth in the Prospectus except to the extent that any failure to have such accreditation or certification could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

         (l) each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are threatened by the Commission, and, to the knowledge of the Company, the Company has complied to the Commission's satisfaction with any request on the part of the Commission for additional information;

         (m) the Preliminary Prospectus and the Registration Statement comply, and the Prospectus and any further amendments or supplements thereto will, when they have become effective or are filed with the Commission, as the case may be, comply, in all material respects with the requirements of the Securities Act and the Securities Act Regulations; the Registration Statement did not, and any amendment thereto will not, in each case as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Preliminary Prospectus does not, and the Prospectus or any amendment or supplement thereto will not, as of the applicable filing date and at the Closing Time and on each Date of Delivery (if any), contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in the Registration Statement, the Preliminary Prospectus or the Prospectus, in reliance upon and in conformity with the information concerning the Underwriters and furnished in writing by or on behalf of the Underwriters through the Representatives to the Company expressly for use in the Registration Statement, the Preliminary Prospectus or the Prospectus (that information being limited to that described in the penultimate sentence of the first paragraph of Section 9(b) hereof);

         (n) the Preliminary Prospectus was and the Prospectus delivered to the Underwriters for use in connection with this offering will be identical to the respective version of the Preliminary Prospectus or Prospectus created to be transmitted to the Commission under the Securities Act for filing via the Electronic Data Gathering Analysis and Retrieval System ("EDGAR"), except to the extent permitted by Regulation S-T;

         (o) there are no actions, suits, proceedings, inquiries or investigations pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary or any of their respective officers and directors or to which the properties, assets or rights

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of any such entity (including any to be acquired upon consummation of the
Formation Transactions) are subject, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority, arbitral panel or agency, where in any such case (A) there is a reasonable possibility that such action, suit or proceeding will be determined adversely to the Company or such Subsidiary and (B) if so determined adversely, could reasonably be expected to result in a judgment, decree, award or order having a Material Adverse Effect;

         (p) the financial statements, including the related supporting schedules and notes, included in the Registration Statement and the Prospectus present fairly the consolidated financial position of the entities to which such financial statements relate (the "Covered Entities") as of the dates indicated and the consolidated results of operations and changes in financial position and cash flows of the Covered Entities for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States and on a consistent basis during the periods involved (except as may be expressly stated in the related notes thereto) and in accordance with Regulation S-X promulgated by the Commission; the financial data in the Prospectus under the captions "Summary - Summary Selected Financial Information," and "Selected Financial Information" fairly present the information shown therein and have been compiled on a basis consistent with the financial statements included in the Registration Statement and the Prospectus; no other financial statements or supporting schedules are required to be included in the Registration Statement; the unaudited pro forma financial information (including the related notes) included in the Prospectus complies as to form in all material respects with the applicable accounting requirements of the Securities Act and the Securities Act Regulations, and management of the Company believes that the assumptions underlying the pro forma adjustments are reasonable; such pro forma adjustments have been properly applied to the historical amounts in the compilation of the information and such information fairly presents with respect to the Company and the Subsidiaries, the financial position, results of operations and other information purported to be shown therein at the respective dates and for the respective periods specified; no other pro forma financial information is required to be included in the Registration Statement;

         (q) Ernst & Young LLP, whose reports on the consolidated financial statements of the Contributing Partnerships are filed with the Commission as part of the Registration Statement and Prospectus or are incorporated by reference therein and any other accounting firm that has certified financial statements of the Contributing Partnerships and delivered its reports with respect thereto, are, and were during the periods covered by their reports, independent public accountants as required by the Securities Act and the Securities Act Regulations;

         (r) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as may be otherwise stated in the Registration Statement or Prospectus (including the description of the Formation Transactions contained therein), there has not been (i) any change, or any development or event that reasonably could be expected to result in a change, that has or reasonably could be expected to have a Material Adverse Effect, whether or not arising in the ordinary course of business, (ii) any transaction that is material to the Company and the

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Subsidiaries taken as a whole entered into or agreed to be entered into by the
Company or any of the Subsidiaries, (iii) any obligation, contingent or otherwise, directly or indirectly incurred by the Company or any Subsidiary that is material to the Company and Subsidiaries taken as a whole or (iv) any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock or by the Operating Partnership on any of its partnership interests;

         (s) the Shares and the Units to be issued in the Formation Transactions conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus;

         (t) there are no persons with registration or other similar rights to have any equity or debt securities, including securities that are convertible into or exchangeable or redeemable for equity securities, registered pursuant to the Registration Statement or otherwise registered by the Company or the Operating Partnership under the Securities Act except for those registration or similar rights that have been waived with respect to the offering contemplated by this Agreement, all of which registration or similar rights are fairly summarized in the Prospectus;

         (u) the Shares have been duly authorized and, when issued and duly delivered against payment therefor as contemplated by this Agreement, will be validly issued, fully paid and non-assessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, and the issuance and sale of the Shares by the Company is not subject to preemptive or other similar rights arising by operation of law, under the organizational documents of the Company or under any agreement to which the Company or any Subsidiary is a party or otherwise;

         (v) the Common Stock and the Units to be issued in the Formation Transactions have been duly authorized and, when issued and duly delivered against payment therefor as contemplated by the Omnibus Option Agreement or the AFC Option Agreement (to the extent applicable), will be validly issued, fully paid and, except to the to the extent such non-assessability may be affected by
Section 17-607 of the Delaware Revised Uniform Limited Partnership Act, non-assessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, and the issuance and sale of such Common Stock by the Company and such Units by the Operating Partnership is not subject to preemptive or other similar rights arising by operation of law, under the organizational documents of the Company or the Operating Partnership or under any agreement to which the Company or any Subsidiary is a party or otherwise;

         (w) the Shares have been registered under Section 12(b) of the Exchange Act and approved for listing on the New York Stock Exchange, subject to official notice of issuance;

         (x) the Company has not taken, and will not take, directly or indirectly, any action that is designed to or that has constituted or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

         (y) neither the Company nor any of its affiliates (i) is required to register as a "broker" or "dealer" in accordance with the provisions of the Exchange Act, or the rules and regulations thereunder (the "Exchange Act Regulations"), or (ii) directly, or indirectly through one or more intermediaries, controls or has any other association with (within the meaning of Article I of the By-laws of the National Association of Securities Dealers, Inc. (the "NASD")) any member firm of the NASD;

         (z) the Company has not relied upon the Representatives or legal counsel for the Representatives for any legal, tax or accounting advice in connection with the offering and sale of the Shares;

         (aa) any certificate signed by any officer of the Company or any Subsidiary delivered to the Representatives or to counsel for the Underwriters pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby;

         (bb) the form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the organizational documents of the Company and the requirements of the New York Stock Exchange;

         (cc) upon consummation of the Formation Transactions, the Company and the Subsidiaries will have good and indefeasible title in fee simple to, or a valid leasehold interest in, all real property described in the Prospectus, and good title to all personal property owned (or to be owned upon consummation of the Formation Transactions) by them, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, encroachments, restrictions, mortgages and defects, except such as are disclosed in the Prospectus or such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company and the Subsidiaries; any real property improvements, equipment and personal property held under lease (or to be held under lease upon the consummation of the Formation Transactions) by the Company or any Subsidiary will be held under valid, existing and enforceable leases, with such exceptions as are disclosed in the Prospectus or are not material and do not interfere with the use made or proposed to be made of such property improvements, equipment and personal property by the Company or such Subsidiary; the Company or a Subsidiary will have obtained an owner's or leasehold title insurance policy, from a title insurance company licensed to issue such policy, on any real property owned in fee or leased (or to be so owned or leased upon the consummation of the Formation Transactions), as the case may be, by the Company or any Subsidiary, that insures the Company's or the Subsidiary's fee or leasehold interest, as the case may be, in such real property, which policies include only commercially reasonable exceptions, and with coverages in amounts at least equal to amounts that are generally deemed in the Company's industry to be commercially reasonable in the markets where the Company's properties are located, or a lender's title insurance policy insuring the lien of its mortgage securing the real property with coverage equal to the maximum aggregate principal amount of any indebtedness held by the Company or a Subsidiary and secured by the real property;

         (cc) all real property owned or leased by the Company or a Subsidiary (or to be owned or leased upon consummation of the Formation Transactions) is free of material structural defects and all building systems contained therein are in good working order in all material respects, subject to ordinary wear and tear or, in each instance, the Company has created an adequate reserve to effect reasonably required repairs, maintenance and capital expenditures; to the knowledge of the Company and the Operating Partnership, water, storm water, sanitary sewer, electricity and telephone service are all available at the property lines of such property over duly dedicated streets or perpetual easements of record benefiting such property; except as described in the Prospectus, to the knowledge of the Company and the Operating Partnership, there is no pending or threatened special assessment, tax reduction proceeding or other action that, individually or in the aggregate, could reasonably be expected to increase or decrease the real property taxes or assessments of any of such property, that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect;

         (dd) the mortgages and deeds of trust encumbering, or upon consummation of the Formation Transactions to be encumbering, any real property owned in fee or leased by the Company or a Subsidiary (or to be owned or leased upon consummation of the Formation Transactions) (i) are not convertible (in the absence of foreclosure) into an equity interest in the Real Property or in the Company, the Operating Partnership or any Subsidiary, and none of the Company, the Operating Partnership or the Subsidiaries hold a participating interest therein, (ii) except as set forth in the Prospectus, are not and will not be cross-defaulted to any indebtedness other than indebtedness of the Company or any of the Subsidiaries and (iii) are not and will not be cross-collateralized to any property not owned by the Company, the Operating Partnership or any of the Subsidiaries;

         (ee) the descriptions in the Registration Statement and the Prospectus of the legal or governmental proceedings, contracts, leases and other legal documents therein described present fairly the information required to be shown, and there are no legal or governmental proceedings, contracts, leases, or other documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required; all agreements between the Company or any of the Subsidiaries and third parties expressly referenced in the Prospectus are legal, valid and binding obligations of the Company or one or more of the Subsidiaries, enforceable in accordance with their respective terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles and, to the knowledge of the Company and the Operating Partnership, no party is in breach or default under any such agreements;

         (ff) the Company and each Subsidiary owns or possesses, and upon completion of the Formation Transactions will own or possess, adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, manufacturing processes, other intangible property rights and know-how (collectively "Intangibles") necessary to entitle the Company and each Subsidiary to conduct its business as described in the Prospectus, and neither the Company nor any Subsidiary has received notice of infringement of or conflict with (and the Company knows of no such infringement of or conflict with) asserted rights of others with respect to any Intangibles that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect;

         (gg) the Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

         (hh) each of the Company, the Operating Partnership and the Subsidiaries has filed on a timely basis (including in accordance with any applicable extensions) all necessary federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof or have properly requested extensions thereof, and have paid all taxes shown as due thereon, and if due and payable, any related or similar assessment, fine or penalty levied against the Company, the Operating Partnership or any of the Subsidiaries; no tax deficiency has been asserted against any such entity, and the Company and the Subsidiaries do not know of any tax deficiency that is likely to be asserted against any such entity that, individually or in the aggregate, if determined adversely to any such entity, could reasonably be expected to have a Material Adverse Effect; all tax liabilities are adequately provided for on the respective books of the Company and the Subsidiaries;

         (ii) each of the Company and the Subsidiaries maintains insurance (issued by insurers of recognized financial responsibility) of the types and in the amounts generally deemed adequate for their respective businesses and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company and the Subsidiaries against theft, damage, destruction, environmental liabilities, acts of vandalism, terrorism, earthquakes, flood and all other risks customarily insured against, all of which insurance is in full force and effect;

         (jj) neither the Company nor any of the Subsidiaries is in violation, or has received notice of any violation with respect to, any applicable environmental, safety or similar law, regulation or rule applicable to the business of the Company or any of the Subsidiaries; the Company and the Subsidiaries have received, and will have upon completion of the Formation Transactions, all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and environmental laws, regulations and rules to conduct their respective businesses, and the Company and the Subsidiaries are in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law, regulation or rule, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect;

         (kk) neither the Company nor any Subsidiary is in violation of or has received notice of any violation with respect to any federal or state law, regulation or rule relating to discrimination in the hiring, termination, promotion, employment or pay of employees, nor any applicable federal or state wages and hours law, nor any state law, regulation or rule precluding the denial of credit due to the neighborhood in which a property is situated, the violation of any of which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect;

         (ll) the Company and each of the Subsidiaries are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company or any of the Subsidiaries would have any material liability; the Company and each of the Subsidiaries have not incurred and do not expect to incur material liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Section 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder ("Code"); and each "pension plan" for which the Company or any of its Subsidiaries would have any material liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, that would cause the loss of such qualification;

         (mm) neither the Company nor any of the Subsidiaries nor, to the Company's knowledge, any officer or director purporting to act on behalf of the Company or any of the Subsidiaries has at any time (i) made any payment outside the ordinary course of business to any investment officer or loan broker or person charged with similar duties of any entity to which the Company or any of the Subsidiaries sells or from which the Company or any of the Subsidiaries buys loans or servicing arrangements for the purpose of influencing such agent, officer, broker or person to buy loans or servicing arrangements from or sell loans to the Company or any of the Subsidiaries, or (ii) engaged in any transactions, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company and the Subsidiaries;

         (nn) except as otherwise disclosed in the Prospectus, there are no material outstanding loans or advances or material guarantees of indebtedness by the Company or any of the Subsidiaries to or for the benefit of any of the officers or directors of the Company or any of the Subsidiaries or any of the members of the families of any of them;

         (oo) neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company or the Operating Partnership, any employee or agent of the Company or any of the Subsidiaries, has made any payment of funds of the Company or of any Subsidiary or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Prospectus;

         (pp) all securities issued by the Company, any of the Subsidiaries or any trusts established by the Company or any Subsidiary, have been issued and sold in compliance with (i) all applicable federal and state securities laws and the laws of the applicable jurisdiction of incorporation of the issuing entity, except as, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, and (ii) to the extent applicable to the issuing entity, the requirements of the New York Stock Exchange; and the issuance and sale of the Common Stock and Units to be issued in the Formation Transactions will be exempt from registration or qualification under the Securities Act and state securities laws;

         (qq) except as otherwise disclosed in the Prospectus, (i) none of the Operating Partnership, the Company, the Subsidiaries, the Contributing Partnerships or, to the knowledge of the Operating Partnership and the Company, any other owners of the property at any time or any other party has at any time, handled, stored, treated, transported, manufactured, spilled, leaked, or discharged, dumped, transferred or otherwise disposed of or dealt with, Hazardous Materials (as hereinafter defined) on, in, under, to or from any real property leased, owned or controlled or to be leased, owned or controlled upon consummation of the Formation Transactions, including any real property underlying any loan held or to be held by the Company or the Subsidiaries (collectively, the "Real Property"), except in connection with the ordinary use of residential, retail or commercial properties owned by the Operating Partnership and other than by any such action taken in compliance with all applicable Environmental Statutes (hereinafter defined); (ii) the Operating Partnership and the Company do not intend to use the Real Property or any subsequently acquired properties for the purpose of using, handling, storing, treating, transporting, manufacturing, spilling, leaking, discharging, dumping, transferring or otherwise disposing of or dealing with Hazardous Materials except in connection with the ordinary use of residential, retail or commercial properties owned by the Operating Partnership, and other than by any such action taken in compliance with all applicable Environmental Statues; (iii) none of the Operating Partnership, the Company, the Contributing Partnerships or the Subsidiaries knows of any seepage, leak, discharge, release, emission, spill, or dumping of Hazardous Materials into waters on or adjacent to the Real Property or any other real property owned or occupied by any such party, or onto lands from which Hazardous Materials might seep, flow or drain into such waters; (iv) none of the Operating Partnership, the Company, the Contributing Partnerships or the Subsidiaries has received any notice of, or has any knowledge of any occurrence or circumstance that, with notice or passage of time or both, would give rise to a claim under or pursuant to any federal, state or local environmental statute, regulation or rule under common law, pertaining to Hazardous Materials on or originating from any of the Real Property or any assets described in the Prospectus or any other real property owned or occupied by any such party or arising out of the conduct of any such party, including without limitation a claim under or pursuant to any Environmental Statute; (v) the Real Property is not included or, to the Company's and the Operating Partnership's knowledge, proposed for inclusion on the National Priorities List issued pursuant to CERCLA (as hereinafter defined) by the United States Environmental Protection Agency (the "EPA") or, to the Operating Partnership's and the Company's knowledge, proposed for inclusion on any similar list or inventory issued pursuant to any other Environmental Statute or issued by any other Governmental Authority (as hereinafter defined); (vi) in the operation of the Company's and the Operating Partnership's businesses, the Company acquires, before acquisition of any real property, an environmental assessment of the real property and, to the extent they become aware of any condition that could reasonably be expected to result in liability associated with the presence or release of a Hazardous Material, or any violation or potential violation of any Environmental Statute, the Company and the Operating Partnership take all commercially reasonable action necessary or advisable (including any capital improvements) for clean-up, closure or other compliance with such Environmental Statute;

                  as used herein, "Hazardous Material" includes, without limitation any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, toxic substances, or related materials, asbestos or any hazardous material as defined by any federal, state or local environmental law, regulation or rule, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Sections 9601-9675 ("CERCLA"), the Hazardous Materials Transportation Act, as amended, 49 U.S.C. Sections 1801-1819, the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Sections 6901-6992K, the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Sections 11001-11050, the Toxic Substances Control Act, 15 U.S.C. Sections 2601-2671, the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Sections 136-136y, the Clean Air Act, 42 U.S.C. Sections 7401-7642, the Clean Water Act (Federal Water Pollution Control Act), 33 U.S.C. Sections 1251-1387, the Safe Drinking Water Act, 42 U.S.C. Sections 300f-300j-26, and the Occupational Safety and Health Act, 29 U.S.C. Sections 651-678, as any of the above statutes may be amended from time to time, and in the regulations promulgated pursuant to each of the foregoing (individually, an "Environmental Statute" and collectively the "Environmental Statutes") or by any federal, state or local governmental authority having or claiming jurisdiction over the properties and assets described in the Prospectus (a "Governmental Authority");

         (rr) there are no costs or liabilities associated with the Real Property pursuant to any Environmental Statute (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with any Environmental Statute or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect;

         (ss) none of the entities that prepared Phase I or other environmental assessments with respect to the Real Property was employed for such purpose on a contingent basis or has any substantial interest in the Company or any of the Subsidiaries, and none of their directors, officers or employees is connected with the Company or any of the Subsidiaries as a promoter, selling agent, trustee, officer, director or employee;

         (tt) (i) none of the Operating Partnership, the Company, any Subsidiary or the Contributing Partnership knows of any violation of any municipal, state or federal law, rule or regulation (including those pertaining to environmental matters) concerning the Real Property or any part thereof that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; (ii) the Real Property complies with all applicable zoning laws, ordinances, regulations and deed restrictions or other covenants in all material respects and, if and to the extent there is a failure to comply, such failure does not materially impair the value of any of the Real Property and will not result in a forfeiture or reversion of title; (iii) none of the Company, the Operating Partnership, the other Subsidiaries or the Contributing Partnerships has received from any governmental authority any written notice of any condemnation of or zoning change affecting the Real Property or any part thereof, and none of the Company, the Operating Partnership, the other Subsidiaries or the Contributing Partnerships knows of any such condemnation or zoning change that is threatened and that, individually or in the aggregate, if consummated could reasonably be expected to have a Material Adverse Effect; (iv) all liens, charges, encumbrances, claims, or restrictions on or affecting the properties and assets (including the Real Property and any other assets to be acquired upon the Formation Transactions) of the Company, the Operating Partnership or any of the Subsidiaries that are required to be described in the Prospectus are disclosed therein; (v) no lessee of any portion of any of the Real Property is in default under any leases and there is no event that, but for the passage of time or the giving of notice or both would constitute a default under any of such leases, except such defaults that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect; and (vi) no tenant under any lease pursuant to which the Real Property is leased has an option or right of first refusal to purchase the premises leased thereunder or the building of which such premises are a part, except as such options or rights of first refusal that, individually or in the aggregate, if exercised, could not reasonably be expected to have a Material Adverse Effect;

         (uu) in connection with this offering, the Company has not offered and will not offer its Common Stock or any other securities convertible into or exchangeable or exercisable or redeemable for Common Stock in a manner in violation of the Securities Act; the Company has not distributed and will not distribute any Prospectus or other offering material, other than the Preliminary Prospectus and the Prospectus, in connection with the offer and sale of the Shares;

         (vv) the Company has not incurred any liability for any finder's fees or similar payments in connection with the transactions herein contemplated;

         (ww) no relationship, direct or indirect, exists between or among the Company or any of the Subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of the Subsidiaries on the other hand, that is required by the Securities Act and the Securities Act Regulations to be described in the Registration Statement and the Prospectus and that is not so described;

         (xx) neither the Company nor any of the Subsidiaries is and, after giving effect to the offering and sale of the Shares, will be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

         (yy) there are no existing or, to the knowledge of the Company or the Operating Partnership, threatened labor disputes with the employees of the Company or any of the Subsidiaries that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

         (zz) the execution and delivery and performance of the Formation Agreements and each of the documents, agreements and instruments executed and delivered in connection therewith, and the consummation of the transactions contemplated by the foregoing, has been duly authorized by all necessary corporate or other action by the Company, the Subsidiaries, the Contributing Partnerships and AFC, including, but not limited to, any vote of the stockholders or other holders of equity interests that may be required by applicable organizational document, state law or the requirements of the New York Stock Exchange; the Formation Agreements are in full force and effect on the date hereof and are the legal, valid and binding agreements of the parties thereto enforceable in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles, and neither the Company nor any of the other parties thereto is in breach or default of its obligations thereunder (nor has any event occurred that with notice, lapse of time, or both would constitute a breach of, or default thereunder); the Formation Agreements are sufficient to effect the valid transfer to the Operating Partnership of all real property and other assets described in the Prospectus or specified in the Formation Agreements, upon payment of the consideration therefor;

         (aaa) no consent, approval, authorization or order of, or qualification with, any governmental body or agency, other than those obtained, is required in connection with the offering of the Directed Shares in any jurisdiction where the Directed Shares are being offered; the Company has not offered, or caused the Representatives to offer, Shares to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (i) a customer, borrower, tenant or supplier of the Company to alter the customer's or supplier's level or type of business with the Company or (ii) a trade journalist or publication to write or publish favorable information about the Company or its business;

         (bbb) the statistical and market related data included in the Prospectus and the Registration Statement are based on or derived from sources that the Company believes to be reliable and accurate;

         (ccc) commencing with the taxable year ending December 31, 2003, the Company will be organized and operated in conformity with the requirements for qualification as a real estate investment trust ("REIT") under the Code, and the current and proposed method of operation of the Company and the Subsidiaries as described in the Prospectus will enable the Company to meet the requirements for qualification and taxation as a REIT under the Code, and the Operating Partnership is treated as a partnership for federal income tax purposes and not as a corporation or association taxable as a corporation; the Company intends to continue to qualify as a REIT under the Code for all subsequent years, and the Company does not know of any event that could reasonably be expected to cause the Company to fail to qualify as a REIT under the Code at any time; Remington Lodging is an "eligible independent contractor" within the meaning of the Code; and

         (ddd) the conduct of business by the Company and the Subsidiaries as presently and proposed to be conducted is not subject to continuing oversight, supervision, regulation or examination by any governmental official or body of the United States or any other jurisdiction wherein the Company or the Subsidiaries conducts or proposes to conduct such business, except as described in the Prospectus and except such regulation as is applicable to commercial enterprises generally.

         4. Certain Covenants:

         The Company and the Operating Partnership hereby, jointly and severally, agree with each Underwriter:

         (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such jurisdictions (both domestic and foreign) as the Representatives may designate and to maintain such qualifications in effect as long as requested by the Representatives for the distribution of the Shares; provided that neither the Company nor the Operating Partnership shall be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation or partnership;

         (b) if, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the Registration Statement to be declared effective before the offering of the Shares may commence, the Company will endeavor to cause such post-effective amendment to become effective as soon as possible and will advise the Representatives promptly and, if requested by the Representatives, will confirm such advice in writing, when such post-effective amendment has become effective;

         (c) to prepare the Prospectus in a form reasonably approved by the Underwriters and file such Prospectus with the Commission pursuant to Rule 424(b) under the Securities Act not later than 10:00 a.m. (New York City time), on the second day following the execution and delivery of this Agreement or on such other day as the parties may mutually agree and to furnish promptly (and with respect to the initial delivery of such Prospectus, not later than 10:00 a.m. (New York City time)) on the second day following the execution and delivery of this Agreement, or on such other day as the parties may mutually agree, to the Underwriters copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) in such quantities and at such locations as the Underwriters may reasonably request for the purposes contemplated by the Securities Act Regulations, which Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the version created to be transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T;

         (d) to advise the Representatives promptly and, if requested by the Representatives, to confirm such advice in writing, when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective under the Securities Act Regulations;

         (e) to advise the Representatives immediately, and, if requested by the Representatives, confirming such advice in writing, of (i) the receipt of any comments from, or any request by, the Commission for amendments or supplements to the

Registration Statement or Prospectus or for additional information with respect thereto, or (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes and, if the Commission or any other government agency or authority should issue any such order, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible; and to advise the Representatives promptly of any proposal to amend or supplement the Registration Statement or Prospectus and to file no such amendment or supplement to which the Representatives shall reasonably object in writing;

         (f) to furnish to the Underwriters for a period of five years from the date of this Agreement (i) as soon as available, copies of all annual, quarterly and current reports or other communications supplied to holders of shares of Common Stock not publicly available, (ii) as soon as practicable after the filing thereof, copies of all reports filed by the Company with the Commission, the NASD or any securities exchange not publicly available and (iii) such other information not publicly available as the Underwriters may reasonably request regarding the Company, the Operating Partnership and the Subsidiaries;

         (g) to advise the Underwriters promptly of the happening of any event known to the Company or the Operating Partnership within the time during which a Prospectus relating to the Shares is required to be delivered under the Securities Act or the Securities Act Regulations that, in the judgment of the Company or in the reasonable opinion of the Representatives or counsel for the Underwriters, would require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the Prospectus to comply with the Securities Act and the Securities Act Regulations and, during such time, to promptly prepare and furnish to the Underwriters copies of the proposed amendment or supplement before filing any such amendment or supplement with the Commission and thereafter promptly furnish at the Company's own expense to the Underwriters and to dealers, copies in such quantities and at such locations as the Representatives may from time to time reasonably request of an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with the Securities Act and the Securities Act Regulations;

         (h) to file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Representatives, be required by the Securities Act or requested by the Commission;

         (i) prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus or any Prospectus pursuant to Rule 424 under the Securities Act, to furnish for review a copy thereof to the Representatives and counsel for the Underwriters and not to file any such proposed amendment or supplement to which the Representatives reasonably object;

         (j) to furnish promptly to the Representatives a signed copy of the Registration Statement, as initially filed with the Commission, and of all amendments or supplements thereto (including all exhibits filed therewith or incorporated by reference therein) and such number of conformed copies of the foregoing as the Representatives may reasonably request;

         (k) to furnish to the Representatives, not less than one business day before filing with the Commission subsequent to the effective date of the Prospectus and during the period in which a Prospectus relating to the Shares is required to be delivered under the Securities Act or the Securities Act Regulations, a copy of any document proposed to be filed with the Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act and during such period to file all such documents in the manner and within the time periods required by the Exchange Act and the Exchange Act Regulations;

         (l) to apply the net proceeds of the sale of the Shares in accordance with its statements under the caption "Use of Proceeds" in the Prospectus;

         (m) to make generally available to its security holders and to deliver to the Representatives as soon as practicable, but in any event not later than 45 days after the end of the fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement (or later than 90 days, if such fiscal quarter is the last fiscal quarter of the Company's fiscal year) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act (in such form, at the option of the Company, as complies with Rule 158 under the Securities Act Regulations) covering a period of 12 months beginning after the effective date of the Registration Statement;

         (n) to use its best efforts to maintain the listing of the Shares on the New York Stock Exchange and to file with the New York Stock Exchange all documents and notices required by the New York Stock Exchange of companies that have securities that are traded on the New York Stock Exchange;

         (o) to engage and maintain, at its expense, a registrar and transfer agent for the Shares;

         (p) to refrain during a period of 180 days from the date of the Prospectus, without the prior written consent of the Representatives, from, directly or indirectly, (i) offering, pledging, selling, contracting to sell, selling any option or contract to purchase, purchasing any option or contract to sell, granting any option for the sale of, or otherwise disposing of or transferring (or entering into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of), any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (including Units), or filing any registration statement under the Securities Act with respect to any of the foregoing, or (ii) entering into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of

Common Stock or such other securities, in cash or otherwise; provided, however, that the foregoing shall not apply to (A) grants of stock options or restricted stock to employees, consultants or directors pursuant to an employee benefit plan in existence on the date hereof and described in the Prospectus, provided that the grantees thereof agree not to sell, offer, dispose of or otherwise transfer any such stock options (or the shares underlying such options) or Common Stock during such 180-day period without the prior written consent of the Representatives, or (B) issuances of Common Stock or Units or other securities convertible into or exchangeable for Common Stock as consideration for the Company's acquisition of real property or loans with respect to real property;

         (q) not to, and to use its best efforts to cause its officers, directors and affiliates not to, (i) take, directly or indirectly, prior to termination of the underwriting syndicate contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Shares, (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of the Shares or (iii) pay or agree to pay to any person any compensation for soliciting any order to purchase any other securities of the Company;

         (r) to cause A. Bennett and M. Bennett and each executive officer and director of the Company to furnish to the Representatives, prior to the first Date of Delivery, a letter or letters, substantially in the form of Exhibit B hereto;

         (s) that the Company shall (i) obtain or maintain, as appropriate, Directors and Officers liability insurance in the minimum amount of [$_______] which shall apply to the offering contemplated herein and (ii) cause the Representatives to be added to such policy such that up to [$________] of its expenses pursuant to Section 9(a) shall be paid directly by such insurer and
(iii) shall cause the Representatives to be added as additional insureds to such policy in respect of the offering contemplated herein;

         (t) that the Company will comply with all of the provisions of any undertakings in the Registration Statement and will file with the Commission such reports as may be required pursuant to Rule 463 of the Securities Act Regulations;

         (u) that the Company will use its best efforts to meet the requirements to qualify as a REIT under the Code for each of the taxable years in the period ending December 31, 2008;

         (v) that the Company will not invest, or otherwise use the proceeds received by the Company from its sale of the Shares in such a manner as would require the Company or any of its Subsidiaries to register as an investment company under the Investment Company Act; and

         (w) that, in connection with the Directed Share Program, the Company will ensure that the Directed Shares will be restricted from sale, transfer, assignment, pledge or hypothecation (i) to the extent required by the NASD or the NASD rules and (ii) for a minimum period of 180 days following the date of the effectiveness of the Registration Statement; and that the Company will direct the transfer agent to place stop transfer restrictions upon such securities for such period of time; and that, should the Company release, or seek to release, from such restrictions any of the Directed Shares, the Company agrees to reimburse the Underwriters for any reasonable expenses (including, without limitation, legal expenses) they incur in connection with such release.

         5. Payment of Expenses:

         (a) The Company agrees to pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, including expenses, fees and taxes in connection with: (i) the preparation and filing of the Registration Statement, the Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment); (ii) the preparation, issuance and delivery of the certificates for the Shares to the Underwriters, including any stock or other transfer taxes or duties payable upon the sale of the Shares to the Underwriters; (iii) the printing of this Agreement and any dealer agreements and furnishing of copies of each to the Underwriters and to dealers (including costs of mailing and shipment); (iv) the qualification of the Shares for offering and sale under state laws that the Company and the Representatives have mutually agreed are appropriate and the determination of their eligibility for investment under state law as aforesaid (including reasonable legal fees and other disbursements of counsel for the Underwriters, not to exceed $5,000 related thereto), and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers; (v) filing for review of the public offering of the Shares by the NASD (including reasonable legal fees and filing fees and other disbursements of counsel for the Underwriters, not to exceed $5,000, relating thereto); (vi) the fees and expenses of any transfer agent or registrar for the Shares and miscellaneous expenses referred to in the Registration Statement; (vii) the fees and expenses incurred in connection with the inclusion of the Shares in the New York Stock Exchange; (viii) all costs and expenses incident to the travel and accommodation of employees of the Company; (ix) preparing and distributing bound volumes of transaction documents for the Representatives and their legal counsel; and (x) the performance of the Company's and the Operating Partnership's other obligations hereunder. Upon the request of the Representatives, the Company will provide funds in advance for filing fees.

         (b) The Company agrees to reimburse the Representatives for their expenses, up to a maximum amount of $200,000 (or, in the event that this Agreement is terminated, the lesser of (i) $100,000 and (ii) 25% of the actual amount of such expenses) in connection with the performance of its activities under this Agreement, including, but not limited to, costs such as printing, facsimile, courier service, direct computer expenses, accommodations and travel, including the fees and expenses of the Underwriters' outside legal counsel and any other advisors, accountants, appraisers, etc. (other than the fees and expenses of counsel with respect to state securities or blue sky laws and obtaining the filing for review of the public offering of the Shares by the NASD, all of which shall be reimbursed by the Company pursuant to the provisions of subsection (a) above).

         6. Conditions of the Underwriters' Obligations:

         The obligations of the Underwriters hereunder to purchase Shares at the Closing Time or on each Date of Delivery, as applicable, are subject to the accuracy of the representations and warranties on the part of the Company and the Operating Partnership hereunder on the date hereof and at the Closing Time and on each Date of Delivery, as applicable, the performance by the Company and the Operating Partnership of their respective obligations hereunder and the satisfaction of the following further conditions at the Closing Time or on each Date of Delivery, as applicable:

         (a) The Company shall furnish to the Underwriters at the Closing Time and on each Date of Delivery an opinion of Andrews & Kurth L.L.P., counsel for the Company and the Subsidiaries, addressed to the Underwriters and dated the Closing Time and each Date of Delivery and in form and substance satisfactory to Alston & Bird LLP, counsel for the Underwriters, stating that:

                  (i) the outstanding shares of capital stock, partnership interests, membership interests or other equity interests, as applicable, of the Subsidiaries have been duly and validly authorized and issued and are fully paid and, with respect to shares of capital stock, limited partnership interests and membership interests, non-assessable (except to the to the extent such non-assessability may be affected by Section 17-607 of the Delaware Revised Uniform Limited Partnership Act or Section 18-607 of the Delaware Limited Liability Company Act), and all of the outstanding shares of capital stock, partnership interests, membership interests or other equity interests, as applicable, of the Subsidiaries are directly or indirectly owned of record and beneficially by the Company, free and clear of any perfected security interest, except as disclosed in the Prospectus; except as disclosed in the Prospectus, and to such counsel's knowledge, there are no outstanding (a) securities or obligations of the Company or any of the Subsidiaries convertible into or exchangeable for any capital stock, partnership interests, membership interests or other equity interests, as applicable, of the Company or any such Subsidiary, (b) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such capital stock, partnership interests, membership interests or other equity interests, as applicable, or any such convertible or exchangeable securities or obligations, or (c) obligations of the Company or any such Subsidiary to issue any shares of capital stock, partnership interests, membership interests or other equity interests, as applicable, or any such convertible or exchangeable securities or obligation, or any such warrants, rights or options;

                  (ii) each of the Subsidiaries (all of which are named in an exhibit to the Registration Statement) has been duly incorporated or formed and is validly existing as a corporation, limited partnership or limited liability company, as the case may be, in good standing under the laws of its respective jurisdiction of incorporation or formation with full corporate, limited partnership or limited liability company power and authority to own its respective properties and to conduct its respective businesses as described in the Prospectus and, as applicable, to execute and deliver this Agreement and the Formation Agreements and to consummate the transactions described in this Agreement and the Formation Agreements;

                  (iii) the Company and each of the Subsidiaries are duly qualified and are in good standing in each jurisdiction set forth opposite their respective names on a schedule to counsel's opinion letter; except as disclosed in the Prospectus, no Subsidiary is prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such Subsidiary's capital stock, partnership interests, membership interests or other equity interests, as applicable, or from repaying to the Company or any other Subsidiary any amounts which may from time to time become due under any loans or advances to such Subsidiary from the Company or such other Subsidiary, or from transferring any such Subsidiary's property or assets to the Company or to any other Subsidiary; other than the Subsidiaries or as disclosed in the Prospectus and to such counsel's knowledge, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association;

                  (iv) to such counsel's knowledge, neither the Company nor any of the Subsidiaries is in violation of any term or provision of its organizational documents, is in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), any license, indenture, mortgage, deed of trust, loan or credit agreement or any other agreement or instrument identified on a schedule to such counsel's opinion or under any law, regulation or rule or any decree, judgment or order applicable to the Company or any of the Subsidiaries, except such breaches or defaults that would not have a Material Adverse Effect;

                  (v) the execution, delivery and performance of this Agreement and the Formation Agreements by the Company and the Subsidiaries (to the extent a party thereto) and the consummation by the Company and the Subsidiaries of the transactions contemplated by this Agreement and the Formation Agreements (to the extent a party thereto) do not and will not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of or default under), (i) any provisions of the charter or bylaws or other organizational documents of the Company, the Operating Partnership or any other Subsidiary, (ii) any provision of any license, indenture, mortgage, deed of trust, loan credit or other agreement or instrument identified on a schedule to such counsel's opinion, (iii) any law or regulation binding upon or applicable to the Company, the Operating Partnership or any other Subsidiary or any of their respective properties or assets, or (iv) any decree, judgment or order known to such counsel to be applicable to the Company, the Operating Partnership or any other Subsidiary;

                  (vi) this Agreement has been duly authorized, executed and delivered by the Operating Partnership; each of the Formation Agreements has been duly authorized, executed and delivered by the Operating Partnership and the Subsidiaries (to the extent a party thereto); and each of the Formation Agreements is a legal, valid and binding agreement of the Company, the Operating Partnership and the Subsidiaries (to the extent a party thereto) enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity;

                  (vii) no approval, authorization, consent or order of or filing with any federal or state governmental or regulatory commission, board, body, authority or agency is required in connection with the execution, delivery and performance of this Agreement or the Formation Agreements, the consummation of the transactions contemplated herein or therein, and the sale and delivery of the Shares by the Company as contemplated herein, other than such as have been obtained or made under the Securities Act and the Securities Act Regulations and the Exchange Act and Exchange Act Regulations, and except as (A) may be required under the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters, or (B) may be required by the NASD;

                  (viii) the Company is not subject to registration as an investment company under the Investment Company Act, and the transactions contemplated by this Agreement will not cause the Company to become an "investment company" or a company "controlled" by an investment company within the meaning of the Investment Company Act;

                  (ix) the issuance and sale of the Initial Shares (or the Option Shares, as applicable) by the Company is not subject to preemptive or other similar rights arising under any agreement known to such counsel to which the Company or any of the Subsidiaries is a party;

                  (x) all of the issued and outstanding Units have been duly authorized and validly issued, and are fully paid in accordance with the Partnership Agreement; none of such Units will have been issued or sold in violation of preemptive or similar rights arising by operation of law, under the Partnership Agreement or under any other agreement known to such counsel to which the Operating Partnership is a party; and the Units and general partner interest to be issued in connection with the Formation Transactions have been duly authorized, and upon payment of any consideration therefor contemplated in the Omnibus Option Agreement and AFC Option Agreement, will be validly issued and fully paid in accordance with the Partnership Agreement, and the issuance and sale of such Units is not subject to preemptive or similar rights arising by operation of law, under the Partnership Agreement or under any other agreement known to such counsel to which the Operating Partnership is a party;

                  (xi) except as provided for in the Registration Rights Agreement or disclosed in the Prospectus, to such counsel's knowledge, there are no persons with registration or other similar rights to have any equity or debt securities, including securities that are convertible into or exchangeable for equity securities, registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act, except for those registration or similar rights that have been waived with respect to the offering contemplated by this Agreement;

                  (xii) the Units issued in the Formation Transactions conform in all material respects to the descriptions thereof contained in the Registration Statement and Prospectus;

                  (xiii) the Shares have been approved for listing on the New York Stock Exchange, subject only to official notice of issuance;

                  (xiv) the form of certificate used to evidence the Common Stock complies in all material respects with the requirements of the New York Stock Exchange;

                  (xv) the Registration Statement has been declared effective under the Securities Act and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and, to such counsel's knowledge, no proceedings with respect thereto have been commenced or threatened; any required filing of the Prospectus or any supplement thereto pursuant to Rule 424(b) under the Securities Act has been made in the manner and the time period required by Rule 424(b);

                  (xvi) as of the effective date of the Registration Statement, the Registration Statement and, as of its issue date, the Prospectus (except as to the financial statements, notes and related schedules and other related financial and accounting data contained therein, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the Securities Act, and the Securities Act Regulations (including Form S-11);

                  (xvii) the statements under the captions "Risk Factors--Risks Related to Our Business--Conflicts of interest could result in our management acting other than in our stockholders' best interest," "Risk Factors--Risks Related to Our Business--Tax indemnification obligations that apply in the event that we sell certain properties could limit our operating flexibility," "Risk Factors--Risks Related to Our Business--We rely on Remington Lodging to operate our hotels and for our cash flow," "Risk Factors--Risks Related to the Real Estate Industry--Mortgage debt obligations expose us to increased risk of property losses, which could be harm our financial condition, cash flow and ability to satisfy our other debt obligations and pay dividends," "Risk Factors--Risks Related to the Real Estate Industry--The costs of compliance with or liabilities under environmental laws may harm our operating results," "Risk Factors--Risks Related to the Real Estate Industry--Compliance with the Americans with Disabilities Act and fire, safety and other regulations may require us to make unintended expenditures that adversely impact our operating results," "Risk Factors--Risks Related to Our Status as a REIT," "Risk Factors--Risk Factors Related to This Offering and Our Corporate Structure--Failure to maintain an exemption from the Investment

         Company Act would adversely affect our results of operations," "Our Company--Our Operating Partnership," "Business and Properties--Asset Management and Consulting Agreements," "Business and Properties--Leases," "Business and Properties--Management Agreement," "Business and Properties--Mutual Exclusivity Agreement," "Business and Properties--Environmental Matters," "Management--Employment
         Agreements," "Management--Non-Compete Agreement," "Management--The Stock Plan," "Certain Relationships and Related Transactions," "Shares Available for Future Sale," "Partnership Agreement," and "Federal Income Tax Consequences of our Status as a REIT" in the Prospectus, insofar as such statements constitute a summary of the legal matters, proceedings or documents referred to therein, constitute accurate summaries thereof in all material respects;

                  (xviii) to such counsel's knowledge, there are no actions, suits or proceedings, inquiries, or investigations pending or threatened against the Company or any of the Subsidiaries or any of their respective officers and directors or to that the properties, assets or rights of any such entity are subject, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority, arbitral panel or agency that are required to be disclosed in the Prospectus but are not so disclosed;

                  (xix) to such counsel's knowledge, there are no contracts or documents of a character that are required to be filed as exhibits to the Registration Statement or required to be described in the Prospectus that have not been so filed or described, and all such descriptions, in all material respects, fairly and accurately set forth the information called for with respect to such contracts and documents;

                  (xx) the offer and sale of the 500,000 shares of Common Stock sold by the Company to A. Bennett and M. Bennett and of the Common Stock and Units sold in connection with the Formation Transactions were exempt from the registration requirements of the Securities Act;

                  (xxi) commencing with its taxable year ending December 31, 2003, the Company will be organized in conformity with the requirements for qualification and taxation as a REIT under the Code, and its present and proposed method of operation will enable it to meet the requirements for qualification and taxation as a REIT under the Code; and

                  (xxii) the Operating Partnership is classified as a partnership for federal income tax purposes and not as an association taxable as a corporation or a "publicly traded partnership" taxable as a corporation under the Code.

         In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, independent public accountants of the Company, and representatives of the Representatives, at which the contents of the Registration Statement and Prospectus were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus (except as and to the extent expressly specified above, and based on the foregoing (relying as to factual matters in respect of the determination of materiality upon the statements of fact made by officers and other representatives of the Company), no facts have come to such counsel's attention that have led such counsel to believe that the Registration Statement, at the time such Registration Statement became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date or as of the date of such counsel's opinion, the Prospectus contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Such counsel, however, need not express a belief with respect to the financial statements and notes and related schedules and other related financial and accounting data included in the Registration Statement or in the Prospectus or any further amendment or supplement thereto.

         (b) The Company shall furnish to the Underwriters at the Closing Time and on each Date of Delivery an opinion of Hogan & Hartson LLP, special Maryland counsel of the Company, addressed to the Underwriters and dated the Closing Time and each Date of Delivery and in form and substance satisfactory to Alston & Bird LLP, counsel for the Underwriters, stating that:

                  (i) the Company is a corporation duly incorporated and, as of the date of the certificate delivered at Closing, validly existing and in good standing under the laws of the State of Maryland;

                  (ii) the Company has the corporate power to own its properties and to conduct its businesses as described in the Prospectus and, as applicable, to execute, deliver and perform this Agreement and the Formation Agreements;

                  (iii) the authorized capital stock of the Company is as set forth under the caption "Capitalization" in the Prospectus; all outstanding shares of Common Stock (other than the Shares) are duly authorized and, assuming the receipt of consideration therefor as provided in resolutions of the Company's Board of Directors authorizing issuance thereof, are validly issued, fully paid and non-assessable; to the knowledge of such counsel, the Company has not issued any outstanding stock or any outstanding securities convertible into or exchangeable for, or outstanding options, warrants or other rights to purchase or to subscribe for, any shares of stock or other securities of the Company, except as described in the Prospectus;

                  (iv) the Initial Shares (or Option Shares, as applicable) have been duly authorized and, when issued in accordance with the provisions of this Agreement, will be validly issued, fully paid and non-assessable;

                  (v) the shares of Common Stock to be issued in the Formation Transactions have been duly authorized and, when issued in accordance with the provisions of the Formation Agreements and the Omnibus Option Agreement and the resolutions of the Company's Board of Directors authorizing issuance thereof, will be validly issued, fully paid and non-assessable;

                  (vi) no holder of outstanding shares of Common Stock has any statutory preemptive right under the Maryland General Corporation Law or any similar right under the charter or bylaws of the Company to subscribe for any of the Shares;

                  (vii) this Agreement has been duly authorized, executed and delivered on behalf of the Company; and each of the Formation Agreements to which the Company is a party has been duly authorized, executed and delivered on behalf of the Company;

                  (viii) the form of certificate evidencing the Shares complies with the requirements of Section 2-211 of the Maryland General Corporation Law and the Company's charter and bylaws;

                  (ix) the Common Stock conforms as to legal matters in all material respects to the description thereof set forth in the Prospectus under the caption "Description of Capital Stock--Common Stock"; the statements under the captions "Summary--Conflicts of Interest", "Risk Factors--Risk Factors Related to This Offering and Our Corporate Structure--Our charter does not permit ownership in excess of 9.8% of our capital stock, and attempts to acquire our capital stock in excess of the 9.8% limit without prior approval from our board of directors are void," "Risk Factors--Risk Factors Related to This Offering and Our Corporate Structure--Because provisions contained in Maryland law and our charter may have an anti-takeover effect, investors may be prevented from receiving a 'control premium' for their shares," "Policies and Objectives with Respect to Certain Activities--Conflict of Interest Policy", "Description of Capital Stock" and "Material Provisions of Maryland Law and of our Charter and Bylaws" in the Prospectus and under Item 34 of the Registration Statement, to the extent that such information constitutes matters or summaries of law or summaries of the Company's charter or bylaws or constitutes legal conclusions, has been reviewed by us, and is correct in all material respects;

                  (x) the execution, delivery and performance on the date hereof by the Company of this Agreement and the Formation Agreements to which it is a party do not (i) violate the Maryland General Corporation Law or the charter or bylaws of the Company, (ii) violate any provision of the Maryland General Corporation Law, or (iii) violate any court or administrative order, judgment, or decree listed on a schedule to be delivered with the opinion that names the Company and is specifically directed to it or any of its property; and

                  (xi) no approval or consent of, or registration or filing with, any Maryland regulatory agency is required to be obtained or made by the Company under the Maryland General Corporation Law in connection with the execution, delivery and performance on the date hereof by the Company of the Agreement and the Formation Agreements to which it is a party.

         (c) The Company shall furnish to the Underwriters at the Closing Time and on each Date of Delivery a letter permitting the underwriters to rely upon the opinions rendered by Andrews & Kurth L.L.P. or the General Counsel of the Company, as the case may be, in connection with the Formation Transactions, which opinions and reliance letters shall be in form and substance satisfactory to Alston & Bird LLP, counsel for the Underwriters.

         (d) The Representatives shall have received from Ernst & Young LLP, letters dated, respectively, as of the date of this Agreement, the Closing Time and each Date of Delivery, as the case may be, addressed to the Representatives, in form and substance satisfactory to the Representatives, relating to the combined financial statements, including pro forma financial statements, of the Company (and its accounting predecessor), and such other matters customarily covered by comfort letters issued in connection with registered public offerings.

         (e) The Representatives shall have received at the Closing Time and on each Date of Delivery the favorable opinion of Alston & Bird LLP, dated the Closing Time or such Date of Delivery, addressed to the Representatives and in form and substance satisfactory to the Representatives.

         (f) No amendment or supplement to the Registration Statement or Prospectus shall have been filed to which the Underwriters shall have reasonably objected in writing.

         (g) Prior to the Closing Time and each Date of Delivery (i) no stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus or Prospectus has been issued, and no proceedings for such purpose shall have been initiated or threatened, by the Commission, and no suspension of the qualification of the Shares for offering or sale in any jurisdiction, or the initiation or threatening of any proceedings for any of such purposes, has occurred; (ii) all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representatives; and
(iii) the Registration Statement and the Prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (h) All filings with the Commission required by Rule 424 and Rule 430A under the Securities Act to have been filed by the Closing Time shall have been made within the applicable time period prescribed for such filing by such Rule.

         (i) Between the time of execution of this Agreement and the Closing Time or the relevant Date of Delivery there shall not have been any change, or any development or event that reasonably could reasonably be expected to result in a change, that has or reasonably could be expected to have a Material Adverse Effect, whether or not arising in the ordinary course of business, and (ii) no transaction that is material and unfavorable to the Company shall have been entered into by the Company or any of the Subsidiaries, in each case, that in the Representatives' sole judgment, makes it impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Registration Statement.

         (j) The Shares shall have been approved for listing on the New York Stock Exchange, subject only to official notice of issuance.

         (k) The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

         (l) The Representatives shall have received lock-up agreements from each executive officer and director of the Company in the form of EXHIBIT B attached hereto, and such letter agreements shall be in full force and effect.

         (m) The Representatives shall have received at or before the applicable Closing Time and on the applicable Date of Delivery, a certificate of the Company's Chairman of the Board, Chief Executive Officer, President, Chief Operating Officer or Vice President and Chief Accounting Officer or Chief Financial Officer, to the effect that:

                  (i) the representations and warranties of the Company and the Operating Partnership in this Agreement are true and correct, as if made on and as of such date, and the Company and the Operating Partnership have complied with all the agreements and satisfied all the conditions on their part to be performed or satisfied at or prior to the date hereof;

                  (ii) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Securities Act; and

                  (iii) subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, there has not been (a) any change, or any development or event that reasonably could be expected to result in a change, that has or reasonably could be expected to have a Material Adverse Effect, whether or not arising in the ordinary course of business, (b) any transaction that is material to the Company and the Subsidiaries considered as one enterprise (other than the Formation Transactions), (c) any obligation, direct or contingent, that is material to the Company and the Subsidiaries considered as one enterprise, incurred by the Company or the Subsidiaries, except pursuant to the Formation Transactions, (d) any change in the capital stock or outstanding indebtedness of the Company or any Subsidiary that is material to the Company and the Subsidiaries considered as one enterprise, (e) any dividend or distribution of any kind declared, paid or made on the capital stock or other equity interests of the Company or any Subsidiary, or (f) any loss or damage (whether or not insured) to the property of the Company or any Subsidiary (including the properties to be contributed as part of the Formation Transactions) that has been sustained or will have been sustained that has or may reasonably be expected to have a Material Adverse Effect.

         (n) The Company and the Operating Partnership shall have furnished to the Underwriters such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus, the representations, warranties and statements of the Company or the Operating Partnership contained herein, and the performance by the Company and the Operating Partnership of their covenants contained herein, and the fulfillment of any conditions contained herein, as of the Closing Time or any Date of Delivery, as the Underwriters may reasonably request.

         7. Termination:

         The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Representatives, at any time prior to any Closing Time or Date of Delivery, (i) if any of the conditions specified in Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, or (ii) if, in the judgment of the Representatives, there has been since the respective dates as of which information is given in the Registration Statement, any change, or any development or event that reasonably could be expected to result in a change, that has or reasonably could be expected to have a Material Adverse Effect, or any material change in management of the Company or any Subsidiary, whether or not arising in the ordinary course of business, or (iii) if there has occurred any outbreak or escalation of hostilities or other national or international calamity or crisis (including, without limitation, any terrorist or similar attack) or change in national or international economic, political or other conditions, the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representatives, impracticable to market the Shares or enforce contracts for the sale of the Shares, or (iv) if trading in any securities of the Company has been suspended by the Commission or by the New York Stock Exchange, or if trading generally on the New York Stock Exchange, the American Stock Exchange or in the Nasdaq over-the-counter market has been suspended (including an automatic halt in trading pursuant to market-decline triggers, other than those in which solely program trading is temporarily halted), or limitations on prices for trading (other than limitations on hours or numbers of days of trading) have been fixed, or maximum ranges for prices for securities have been required, by such exchange or the NASD or the over-the-counter market or by order of the Commission or any other governmental authority or (v) a general banking moratorium shall have been declared by any federal, Maryland, New York or Texas authorities, or (vi) if there has been any downgrade in the rating of any of the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act), or (vii) any federal or state statute, regulation, rule or order of any court or other governmental authority has been enacted, published, decreed or otherwise promulgated that, in the reasonable opinion of the Representatives, will have a Material Adverse Effect.

         If the Representatives elect to terminate this Agreement as provided in this Section 7, the Company and the Underwriters shall be notified promptly by telephone, promptly confirmed by facsimile.

         If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company shall be unable to comply in all material respects with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 5 and 9 hereof) and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

         8. Increase in Underwriters' Commitments:

         If any Underwriter shall default at the Closing Time or on a Date of Delivery in its obligation to take up and pay for the Shares to be purchased by it under this Agreement on such date, the Representatives shall have the right, within 48 hours after such default, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Shares which such Underwriter shall have agreed but failed to take up and pay for (the "Defaulted Shares"). Absent the completion of such arrangements within such 48-hour period, (i) if the total number of Defaulted Shares does not exceed 10% of the total number of Shares to be purchased on such date, each non-defaulting Underwriter shall take up and pay for (in addition to the number of Shares which it is otherwise obligated to purchase on such date pursuant to this Agreement) the portion of the total number of Shares agreed to be purchased by the defaulting Underwriter on such date in the proportion that its underwriting obligations hereunder bears to the underwriting obligations of all non-defaulting Underwriters; and (ii) if the total number of Defaulted Shares exceeds 10% of such total, the Representatives may terminate this Agreement by notice to the Company, without liability of any party to any other party (other than the defaulting Underwriter), except that the provisions of Sections 5 and 9 hereof shall at all times be effective and shall survive such termination.

         Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Shares hereunder on such date unless all of the Shares to be purchased on such date are purchased on such date by the Underwriters (or by substituted Underwriters selected by the Representatives with the approval of the Company or selected by the Company with the approval of the Representatives).

         If a new Underwriter or Underwriters are substituted for a defaulting Underwriter in accordance with the foregoing provision, the Company or the non-defaulting Underwriters shall have the right to postpone the Closing Time or the relevant Date of Delivery for a period not exceeding five business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

         The term "Underwriter" as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with the same effect as if such substituted Underwriter had originally been named in this Agreement.

         9. Indemnity and Contribution by the Company, the Operating Partnership and the Underwriters:

         (a) The Company and the Operating Partnership, jointly and severally, agree to indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) that, jointly or severally, any such Underwriter or controlling person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (A) any breach of any representation, warranty or covenant of the Company or the Operating Partnership contained herein, (B) any failure on the part of the Company or the Operating Partnership to comply with any applicable law, rule or regulation relating to the offering of securities being made pursuant to the Prospectus, (C) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), the Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include the Preliminary Prospectus and any other preliminary prospectus, the Prospectus and any prospectus wrapper material distributed to residents of Canada), or (D) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement or Prospectus or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading; except insofar as any such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with information furnished in writing by the Underwriters through the Representatives to the Company expressly for use in such Registration Statement or Prospectus; and except that, with respect to the Preliminary Prospectus or other preliminary prospectus, the foregoing indemnity agreement shall not inure to the benefit of any Underwriter from whom the person asserting any loss, expense, liability, damage or claim purchased Shares, or any person controlling such Underwriter, if copies of the Prospectus were timely delivered to the Underwriter pursuant to Section 1 hereof and a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, expense, liability, damage or claim. The indemnity agreement set forth in this Section 9(a) shall be in addition to any liabilities that the Company and the Operating Partnership may otherwise have.

         If any action is brought against an Underwriter or controlling person in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such Underwriter shall promptly notify the Company in writing of the institution of such action, and the Company and the Operating Partnership shall assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that any failure or delay to so notify the Company will not relieve the Company or the Operating Partnership of any obligation hereunder, except to the extent that their ability to defend is actually impaired by such failure or delay. Such Underwriter or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action, or the Company and the Operating Partnership shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Company and the Operating Partnership (in which case neither the Company nor the Operating Partnership shall have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company and the Operating Partnership and paid as incurred (it being understood, however, that the Company shall not be liable for the expenses of more than one separate firm of attorneys for the Underwriters or controlling persons in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action).

         (b) Each Underwriter agrees, severally and not jointly, to indemnify, defend and hold harmless the Company, the Operating Partnership, the Company's directors, the Company's officers that signed the Registration Statement, and any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) that, jointly or severally, the Company, the Operating Partnership or any such person may incur under the Securities Act, the Exchange Act or otherwise, but only insofar as such loss, expense, liability, damage or claim arises out of or is based upon (A) any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by such Underwriter through the Representatives to the Company expressly for use in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or the Prospectus, or (B) any omission or alleged omission to state a material fact in connection with such information required to be stated either in such Registration Statement or Prospectus or necessary to make such information, in the light of the circumstances under which made, not misleading; provided, however, that the statements set forth in the table in the first paragraph, the first two sentences of the seventh paragraph, the 10th through 15th paragraphs, the seventeenth paragraph and the 20th paragraph under the caption "Underwriting" in the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by or on behalf of any Underwriter through the Representatives to the Company for purposes of Section 3(m) and this Section 9. The indemnity agreement set forth in this Section 9(b) shall be in addition to any liabilities that such Underwriter may otherwise have.

         If any action is brought against the Company, the Operating Partnership or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company, the Operating Partnership or such person shall promptly notify the Representatives in writing of the institution of such action and the Representatives, on behalf of the Underwriters, shall assume the defense of such action, including the employment of counsel and payment of expenses. The Company, the Operating Partnership or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company, the Operating Partnership or such person unless the employment of such counsel shall have been authorized in writing by the Representatives in connection with the defense of such action or the Representatives shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them that are different from or additional to those available to the Underwriters (in which case the Representatives shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that the Underwriters shall not be liable for the expenses of more than one separate firm of attorneys in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action).

         (c) The indemnifying party under this Section 9 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify (to the extent provided in this Section
9) the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

         (d) If the indemnification provided for in this Section 9 is unavailable or insufficient to hold harmless an indemnified party under subsections (a), (b) or (c) of this Section 9 in respect of any losses, expenses, liabilities, damages or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities, damages or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Operating Partnership and by the Underwriters from the offering of the Shares or (ii) if (but only if) the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above, but also the relative fault of the Company and the Operating Partnership and of the Underwriters in connection with the statements or omissions that resulted in such losses, expenses, liabilities, damages or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Operating Partnership and by the Underwriters shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company (which, for purposes of this subsection, account for the relative benefits received by the Operating Partnership) bear to the underwriting discounts and commissions received by the Underwriters. The relative fault of the Company and the Operating Partnership and of the Underwriters shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or the Operating Partnership or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

         (e) The Company, the Operating Partnership and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in clause (i) and, if applicable clause (ii), of subsection (d) above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint. For purposes of this Section 9, each officer and employee of an Underwriter and each person, if any, who controls an Underwriter within the meaning of the Section 15 of the Securities Act and
Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

         (f) The Company and the Operating Partnership, jointly and severally, agree to indemnify and hold harmless each Underwriter and its affiliates and each person, if any, who controls any Underwriter or its affiliates within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (i) caused by any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to participants in connection with the Directed Share Program, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) as a result of the failure of any participant to pay for and accept delivery of Directed Shares that the participant has agreed to purchase; or (iii) related to, arising out of, or in connection with the Directed Share Program.

         10. Survival:

         The indemnity and contribution agreements contained in Section 9 and the covenants, warranties and representations of the Company and the Operating Partnership contained in Sections 3, 4 and 5 of this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, or any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors and officers, the Operating Partnership or any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the sale and delivery of the Shares. That certain letter agreement dated March 11, 2003, between Friedman, Billings, Ramsey & Co. and Remington Hotel Corporation, as it may be subsequently amended, shall survive the execution, delivery, performance and termination of this Agreement (except as otherwise provided therein), and the Company agrees to the appointment of Friedman, Billings, Ramsey & Co., Inc. contained in Section 2 thereof and to issue the Common Stock contemplated to be issued, assuming the Closing Time occurs, to Friedman, Billings, Ramsey & Co., Inc. in Section 7 thereof (the "Restricted Shares"). In accordance with the provisions of Rule 2710(c)(7)(A) of the Rules of Conduct of the National Association of Securities Dealers, Inc., Friedman, Billings, Ramsey & Co., Inc. agrees not to sell, transfer, assign, pledge or hypothecate the Restricted Shares for a period of one year from the effective date of the Registration Statement, except as may be otherwise expressly permitted by such rule. The Company, the Operating Partnership and each Underwriter agree promptly to notify the others of the commencement of any litigation or proceeding against it and, in the case of the Company, against any of the Company's officers and directors, in connection with the sale and delivery of the Shares, or in connection with the Registration Statement or Prospectus.

         11. Notices:

         Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered to Friedman, Billings, Ramsey & Co., Inc., 1001 19th Street North, Arlington, Virginia 22209, Attention:
Syndicate Department; or if to the Company or the Operating Partnership shall be sufficient in all respects if delivered to the Company at the offices of the Company at 14180 Dallas Parkway, 9th Floor, Dallas, Texas 75254.

         12. Governing Law; Headings:

         THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

         13. Parties at Interest:

         The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company, the Operating Partnership and the controlling persons, directors and officers referred to in Sections 9 and 10 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

         14. Counterparts and Facsimile Signatures:

         This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties. A facsimile signature shall constitute an original signature for all purposes.

         If the foregoing correctly sets forth the understanding among the Company, the Operating Partnership and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this Agreement shall constitute a binding agreement among the Company, the Operating Partnership and the Underwriters.

                                     Very truly yours,

                                     ASHFORD HOSPITALITY TRUST, INC.

                                     By:
                                         ----------------------------
                                     Name:
                                     Title:

                                     ASHFORD HOSPITALITY LIMITED
                                     PARTNERSHIP

                                     By:      Ashford OP General Partner LLC,
                                              its sole general partner

                                     By:      Ashford Hospitality Trust, Inc.,
                                              its sole member

                                     By:
                                         ----------------------------
                                     Name:
                                     Title:

Accepted and agreed to as
of the date first above written:

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

By:
    ------------------------------
Title:

LEGG MASON WOOD WALKER, INCORPORATED

By:
    ------------------------------
Title:

CREDIT LYONNAIS SECURITIES (USA) INC.

By:
    ------------------------------
Title:

For themselves and as Representatives of the other
Underwriters named on Schedule I hereto.

Schedule I

                                                     Number of Initial
Underwriter                                       Shares to be Purchased
Friedman, Billings, Ramsey & Co., Inc.                 [  ]

Legg Mason Wood Walker, Incorporated                   [  ]

Credit Lyonnais Securities (USA) Inc.                  [  ]

       Total.................................................      [35,000,000]

EXHIBIT B

FORM OF LOCK-UP LETTER

                                                              August ___, 2003

Friedman, Billings, Ramsey & Company, Inc.
1001 19th Street North
10th Floor
Arlington, Virginia 22209

Dear Sirs:

         The undersigned understands that Friedman, Billings, Ramsey & Company, Inc. (the "Representative") proposes to enter into an Underwriting Agreement (the "Underwriting Agreement"), as representative of several underwriters (the "Underwriters"), with Ashford Hospitality Trust, Inc., a Maryland corporation (the "Company"), providing for the public offering (the "Public Offering") by (inter alia) the Underwriters of shares (the "Shares") of Common Stock of the Company (the "Common Stock").

         To induce the Underwriters to continue its efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of the Representative, it will not, during the period commencing on the date hereof and ending on the 180-day anniversary of the date of the final prospectus relating to the Public Offering (such period, the "Lock-Up Period" and such prospectus, the "Prospectus"), (1) offer, pledge, sell, loan, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any of the following (whether now owned by the undersigned or hereafter acquired): (i) Common Stock,
(ii) any securities convertible into or exercisable or exchangeable for any shares of Common Stock, including any limited partnership units issued by Ashford Hospitality Limited Partnership (the "Operating Partnership") or (iii) any rights to purchase or otherwise acquire Common Stock held by the undersigned or acquired by the undersigned after the date hereof, or that may be deemed to be beneficially owned by the Undersigned; (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock or such units, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; or (3) redeem any limited partnership units issued by the Operating Partnership. The undersigned further agrees that it will not publicly disclose the intention to make any such offer, sale, pledge, redemption or disposition or to enter into any transaction described in the preceding sentence during the Lock-Up Period without, in each case, the prior written consent of the Representative. In addition, the undersigned agrees that, without prior written consent of the Representative, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration under the Securities Act of 1933, as amended (the "Securities Act"), of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

         Notwithstanding the foregoing, the undersigned shall not be restricted from distributing any of the Company's securities to the undersigned's equity holders provided that prior to and as a condition to the effectiveness of any such distribution such equity holders execute a lock-up agreement substantially in the form hereof in favor of the Representative.

         In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer that would constitute a violation or breach of this letter. This letter shall be binding on the undersigned and the respective successors, heirs, personal representatives and assigns of the undersigned.

         Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to agreement between the Company and the Representative. The terms of this Lock-Up letter shall expire in the event the Public Offering is not consummated on or before December 31, 2003.

                                             Very truly yours,

                                             -------------------------------
                                             (Printed or Typed Name)

                                             By:
                                                 ------------------------------

                                             --------------------------- (SEAL)

                                             Title:
                                                    ---------------------------